Exhibit 99.2

WIMC Review 2nd Quarter 2011

2 Table of Contents

3 Safe Harbor Statement

4 Introduction

5 Second Quarter 2011 Highlights

6 Balance Sheet The following table reflects a comparison of the GAAP balance sheets as of June 30, 2011 and December 31, 2010.

7 Balance Sheet Breakdown Net Assets The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

8 Mortgage Portfolio The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at June 30, 2011.

9 GAAP Income Statement The table below provides a summary of GAAP income for the three months ended June 30, 2011 and 2010.

10 GAAP Income Statement The table below provides a summary of GAAP income for the six months ended June 30, 2011 and 2010.

11 Profitability Ratios

12 Non-Interest Expenses The table below provides a summary of overhead and servicing costs by function for the three months ended June 30, 2011 and 2010.

13 Non-Interest Expenses The table below provides a summary of overhead and servicing costs by function for the six months ended June 30, 2011 and 2010.

14 Allowance Overview

15 Summary Portfolio Metrics - Total Portfolio

16 Prepayment Speeds and Loss Severity - By Trust

17 Portfolio Acquisitions

18 Static Pool Data - Cumulative Losses

19 Static Pool Data - Cumulative Repossessions

20 Static Pool Data - 90+ Delinquency

21 Static Pool Data - Prepayment Rates

22 Unencumbered Residential Loans

23 Total Portfolio

24 Unencumbered Assets

25 Unencumbered Legacy

26 Unencumbered New Pools

27 Securitized Assets

28 Trust II

29 Trust IV

30 Trust VI

31 Trust VII

32 Trust VIII

33 Trust X

34 Trust XI

35 Trust 2004-1

36 Trust 2005-1

37 Trust 2006-1

38 Trust 2010-1

39 Trust 2011-1

40 Securitization Triggers

Walter Investment Management Corp.

WIMC Review
2nd Quarter 2011

Table of Contents

Walter INVESTMENT MANAGEMENT CORP.

Safe Harbor Statement

Certain statements in this presentation and in our public documents to which we refer, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal," "may," "should," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. These risks and uncertainties are contained in Walter Investment Management Corp.'s Annual Report on Form 10-K dated March 8, 2011, and Walter Investment Management Corp.'s other filings with the Securities and Exchange Commission.

In particular (but not by way of limitation), the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in the forward-looking statements:

- local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends and developments in particular;
- the effects of a continued decline in the volume of U.S. home sales and home prices, due to adverse economic changes or otherwise;
- our ability to raise capital to make suitable qualifying investments to expand our business;
- the availability of suitable qualifying investments for any capital we are able to raise and risks associated with any such investments we may pursue;
- risks associated with expanding our business outside of our current geographic footprint and/or expanding the scope of our business to include activities not currently undertaken by our business;
- financing sources and availability, and future interest expense;
- our ability to qualify and remain qualified as a government-sponsored entity-approved servicer or component servicer, including the ability to continue to comply with the government-sponsored entities' respective servicing guides, including any changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- the effects of any changes to the servicing compensation structure for mortgage servicers pursuant to the programs of government-sponsored entities;
- fluctuations in interest rates and levels of mortgage prepayments;
- the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and a broader scope of operation;
- natural disasters and adverse weather conditions, especially to the extent they result in material payouts under insurance policies placed with our captive insurance subsidiary;
- changes in federal, state and local policies, laws and regulations affecting our business, including, without limitation, mortgage financing or servicing, changes to licensing requirements, and/or the rights and obligations of property owners, mortgagees and tenants; changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the status of government-sponsored entities and state, federal and foreign tax laws and accounting standards;
- the effectiveness of risk management strategies;
- unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against us;
- the ability or willingness of Walter Energy, Inc. and other counterparties to satisfy material obligations under agreements with us;
- our continued listing on the NYSE Amex;
- uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs;
- the integration of GTCS Holdings, LLC, or Green Tree, and Marix Servicing, L.L.C., or Marix, into our business, and the realization of anticipated synergies, cost savings and growth opportunities from the acquisitions;
- the ability to maintain our relationships with our existing clients, particularly those of Green Tree and Marix following our acquisitions of those businesses, and to establish relationships with new clients;
- future performance generally; and
- other presently unidentified factors.

All forward looking statements set forth herein are qualified by these cautionary statements and are made only as of the date hereof. We undertake no obligation to update or revise the information contained herein, including without limitation any forward-looking statements whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.

This WIMC Review contains or references certain non-GAAP financial measures which are intended to assist in the evaluation of certain financial information provided by the Company. Information regarding non-GAAP financial measures and the reconciliation of them to GAAP measures are provided within this document.

The financial information presented is unaudited. Should any of the financial information upon which a forward-looking statement is based change upon audit, the forward-looking statement may also change.

Walter INVESTMENT MANAGEMENT CORP.

Note to Readers:

We file annual reports (on Form 10-K) and quarterly reports (on Form 10-Q) with the Securities and Exchange Commision.

These filings and our earnings press releases provide information about our financial results in accordance with generally accepted accounting principles (GAAP). We urge you to review these documents, which are available through our web site, www.walterinvestment.com.

This document, called the WIMC Review, provides supplemental information about Walter Investment Management Corp. (WIMC) through a discussion of many GAAP, as well as non-GAAP measures. We believe that these figures provide additional insight into WIMC's business and future prospects. In each case in which we discuss a non-GAAP measure, you will find an explanation of how it has been calculated, why we think the figure is important, and a reconciliation between the GAAP and non-GAAP figures. We hope you find the WIMC Review helpful to your understanding of our business.

Second Quarter 2011 Highlights

Net Loss

- $3.4 million reported net loss, ($0.13) basic and diluted loss per share.
- Net loss the result of $9.1 million in legal and professional fees related to the GreenTree acquisition.

Subsequent Event

- Acquisition of GTCS Holdings LLC (GreenTree) on July 1, 2011.

Liquidity

- Securitization of unencumbered loans - $184.7 million face value generated net proceeds of $102.0 million.
- Issuance of 2010-1 BBBs - $81.2 million face value generated net proceeds of $85.1 million.
- Reissuance of $36 million in mortgage-backed debt that has previously been extinguished generated proceeds of $36.0 mill
- Cash from operations of $8.9 million.
- $289.9 million in cash at June 30, 2011.

Walter INVESTMENT MANAGEMENT CORP.

Balance Sheet

The following table reflects a comparison of the GAAP balance sheets as of June 30, 2011 and December 31, 2010.

(unaudited) (in thousands, except per share data)		June 30, 2011		December 31, 2010
Cash and cash equivalents	$	289,947	$	114,352
Restricted cash and cash equivalents		53,591		52,289
Receivables, net		1,287		2,643
Servicer advances and receivables, net		8,979		11,223
Residential loans, net		1,632,887		1,621,485
Subordinate security		1,844		1,820
Real estate owned		56,244		67,629
Deferred debt issuance costs		23,949		19,424
Deferred income tax asset, net		222		221
Other assets		4,151		4,404
Total assets		2,073,101		1,895,490
Accounts payable and other accrued liabilities	$	43,493	$	33,640
Dividends payable		–		13,431
Mortgage-backed debt		1,463,357		1,281,555
Servicing advance facility		–		3,254
Accrued interest		9,386		8,122
Total liabilities		1,516,236		1,340,002
Total stockholders' equity		556,865		555,488
Common stock outstanding		25,830		25,786
Book value per share	$	21.56	$	21.54
Debt-to-equity ratio		2.63:1		2.31:1

Walter INVESTMENT MANAGEMENT CORP.

Balance Sheet Breakdown

Net Assets

The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

(Unaudited)
($ in millions)

	June 30, 2011			March 31, 2011			December 31, 2010		
	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets
Securitized residential loans (1)	$ 1,630.0	$ (1,474.1)	$ 155.9	$ 1,503.2	$ (1,268.9)	$ 234.3	$ 1,527.8	$ (1,290.1)	$ 237.7
Securitized cash	44.4		44.4	43.1		43.1	42.9		42.9
Securitized deferred debt issuance costs	21.9		21.9	19.1		19.1	19.4		19.4
Securitized real estate owned	36.4		36.4	33.6		33.6	38.2		38.2
Total securitized net assets	1,732.7	(1,474.1)	258.6	1,599.0	(1,268.9)	330.1	1,628.3	(1,290.1)	338.2
Unencumbered residential loans held for sale	2.9		2.9	149.1		149.1	93.7		93.7
Unencumbered real estate owned	19.8		19.8	25.1		25.1	29.4		29.4
Total unencumbered net assets	22.7	-	22.7	174.2	-	174.2	123.1	-	123.1
Unrestricted cash	289.9		289.9	58.4		58.4	114.4		114.4
Other (2)	27.8	(42.1)	(14.3)	28.4	(31.6)	(3.2)	29.7	(49.9)	(20.2)
Total GAAP net assets	$ 2,073.1	$ (1,516.2)	$ 556.9	$ 1,860.0	$ (1,300.5)	$ 559.5	$ 1,895.5	$ (1,340.0)	$ 555.5

GAAP reconciliation for June 30, 2011

(1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,463.4 million, accounts payable of $1.3 million and accrued interest of $9.4 million.

(2) Other assets in the above table consist of the following GAAP balances: restricted cash of $9.2 million, receivables of $1.3 million, servicing advances of $9.0 million, subordinated security of $1.8 million, deferred issuance costs of $2.0 million, deferred tax asset of $0.2 million, and other assets of $4.3 million. Other liabilities in the above table consist of the following GAAP balances: accounts payable and other accrued liabilities of $42.1 million.

Mortgage Portfolio

The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at June 30, 2011.

	Vintage Category: Origination Date of Outstanding Balances (includes REO financed sales)			Residential Loans, Net							
Trust	Pre 2000	2000-2005	2006-2011	Principal Balance	Yield Adjustment	Yield Balance	Allowance for Loan Losses	Book Value	% of Total	REO	Mortgage-Backed Debt
Hanover	$ 3.1	$ -	$ -	$ 3.1	$ -	$ 3.1	$ 0.1	$ 3.0	0.2%	$ -	$ 1.7
IV	98.0	24.0	13.2	135.2	14.3	120.9	0.9	120.0	7.3%	1.5	93.0
VI	87.8	12.8	11.6	112.2	13.1	99.1	0.8	98.3	6.0%	0.9	97.2
VII	89.2	11.7	12.7	113.6	14.0	99.6	0.7	98.9	6.1%	1.5	92.1
VIII	64.5	38.7	15.9	119.1	14.8	104.3	0.7	103.6	6.3%	2.4	100.8
X	0.9	150.4	26.7	178.0	23.1	154.9	1.1	153.8	9.4%	2.2	165.0
XI	0.0	136.8	23.5	160.3	14.8	145.5	1.3	144.2	8.8%	4.5	147.1
2004-1	0.0	137.0	27.4	164.4	6.0	158.4	1.2	157.2	9.6%	3.3	137.0
2005-1	0.0	116.8	51.7	168.5	3.9	164.6	1.4	163.2	10.0%	5.3	150.6
2006-1	0.0	8.3	165.4	173.7	5.2	168.5	1.6	166.9	10.2%	9.6	161.6
2010-1	0.7	5.9	301.6	308.2	23.7	284.5	2.5	282.0	17.3%	4.1	215.3
2011-1	1.9	16.5	164.3	182.7	43.2	139.5	0.6	138.9	8.5%	1.1	102.0
Securitized	346.1	658.9	813.8	1,819.0	176.1	1,642.9	12.9	1,630.0	99.8%	36.4	1,463.4
Unencumbered	0.0	0.2	3.9	4.1	0.9	3.2	0.3	2.9	0.2%	19.8	N/A
Total	$ 346.1	$ 659.1	$ 817.7	$ 1,823.1	$ 177.0	$ 1,646.1	$ 13.2	$ 1,632.9	100.0%	$ 56.2	$ 1,463.4
Per GAAP Balance Sheet				1,823.1			13.2	1,632.9		56.2	1,463.4

GAAP Income Statement

The table below provides a summary of GAAP income for the three months ended June 30, 2011 and 2010.

(Unaudited) ($ in thousands)	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010
Net interest income:		
Interest income	$ 42,029	$ 41,882
Less: Interest expense	21,661	20,692
Total net interest income	20,368	21,190
Less: Provision for loan losses	875	1,709
Total net interest income after provision for loan losses	19,493	19,481
Non-interest income:		
Premium revenue	2,137	2,167
Subservicing revenue and fees	3,310	-
Other income, net	584	1,016
Total non-interest income	6,031	3,183
Non-interest expenses:		
Claims expense	2,073	913
Salaries and benefits	8,585	5,858
Legal and professional	10,191	994
Occupancy	481	328
Technology and communication	958	673
Depreciation and amortization	180	93
General and administrative	3,801	3,119
Real estate owned expenses, net	2,725	1,738
Total non-interest expenses	28,994	13,716
Income (loss) before income taxes	(3,470)	8,948
Income tax expense	(75)	385
GAAP net income (loss)	$ (3,395)	$ 8,563

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

GAAP Income Statement

The table below provides a summary of GAAP income for the six months ended June 30, 2011 and 2010.

(Unaudited) ($ in thousands)	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
Net interest income:		
Interest income	$ 83,384	$ 83,510
Less: Interest expense	42,053	41,695
Total net interest income	41,331	41,815
Less: Provision for loan losses	1,500	3,164
Total net interest income after provision for loan losses	39,831	38,651
Non-interest income:		
Premium revenue	4,169	4,858
Subservicing revenue and fees	6,247	-
Other income, net	1,283	1,776
Total non-interest income	11,699	6,634
Non-interest expenses:		
Claims expense	2,950	1,825
Salaries and benefits	17,724	12,839
Legal and professional	14,222	1,962
Occupancy	931	673
Technology and communication	1,946	1,401
Depreciation and amortization	360	184
General and administrative	7,692	5,737
Real estate owned expenses, net	5,542	3,473
Total non-interest expenses	51,367	28,094
Income before income taxes	163	17,191
Income tax expense	68	516
GAAP net income	$ 95	$ 16,675

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Profitability Ratios


Net Interest Income and Net Interest Margin
$22.0
$21.5
$21.0
$20.5
$20.0
$19.5
$21.2
$21.1
$21.5
$21.0
$20.4
5.18%
5.18%
5.27%
5.07%
4.92%
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
2Q10
3Q10
4Q10
1Q11
2Q11


Profitability Ratios
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.25%
6.71%
3.54%
10.14%
6.70%
3.44%
10.14%
6.44%
3.70%
10.01%
6.42%
3.59%
10.15%
6.36%
3.79%
2Q10
3Q10
4Q10
1Q11
2Q11
Effective Interest Income Yield
Effective Interest Expense
Net Interest Spread

Effective interest income yield, effective interest expense on mortgage-backed debt and net interest spread have been annualized.

Effective interest income yield calculated using the average residential loan balance, net of yield adjustments and gross of allowance. The average residential loan balance includes delinquent, bankrupt and foreclosure loans and excludes real estate owned.

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Non-Interest Expenses

The table below provides a summary of overhead and servicing costs by function for the three months ended June 30, 2011 and 2010.

($ in thousands)

Three Months Ended June 30, 2011

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 1,668	$ -	$ 144	$ 103	$ 4	$ 519	$ 2,438
Centralized	590	72	-	5	3	301	971
Total Servicing (Direct Costs)	2,258	72	144	108	7	820	3,409
Insurance Services	135	35	5	1	-	438	614
Advisory Services	510	17	27	3	-	26	583
Marix Servicing	2,551	101	174	239	131	263	3,459
Information Technology	239	8	-	593	7	24	871
Corporate Overhead	2,892	882	131	14	35	2,203	6,157
Acquisition Charges	-	9,076	-	-	-	27	9,103
Total Overhead and Servicing Costs	$ 8,585	$ 10,191	$ 481	$ 958	$ 180	$ 3,801	$ 24,196
Claims Expense							2,073
Real estate owned expenses, net							2,725
Total GAAP Non-Interest Expenses							$ 28,994

Three Months Ended June 30, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 1,898	$ 5	$ 143	$ 99	$ 3	$ 475	$ 2,623
Centralized	667	97	-	5	43	233	1,045
Total Servicing (Direct Costs)	2,565	102	143	104	46	708	3,668
Insurance Services	131	30	5	1	-	434	601
Advisory Services	398	112	53	22	4	46	635
Information Technology	256	160	-	522	9	13	960
Corporate Overhead	2,508	566	127	24	34	1,897	5,156
Acquisition Charges	-	24	-	-	-	21	45
Total Overhead and Servicing Costs	$ 5,858	$ 994	$ 328	$ 673	$ 93	$ 3,119	$ 11,065
Claims Expense							913
Real estate owned expenses, net							1,738
Total GAAP Non-Interest Expenses							$ 13,716

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Non-Interest Expenses

The table below provides a summary of overhead and servicing costs by function for the six months ended June 30, 2011 and 2010.

($ in thousands)

Six Months Ended June 30, 2011

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 3,444	$ -	$ 297	$ 202	$ 7	$ 1,017	$ 4,967
Centralized	1,203	168	-	10	4	526	1,911
Total Servicing (Direct Costs)	4,647	168	297	212	11	1,543	6,878
Insurance Services	287	66	10	2	-	899	1,264
Advisory Services	1,036	29	49	12	-	54	1,180
Marix Servicing	5,538	171	313	521	262	642	7,447
Information Technology	522	54	1	1,178	15	41	1,811
Corporate Overhead	5,694	1,641	261	21	72	4,456	12,145
Acquisition Charges	-	12,093	-	-	-	57	12,150
Total Overhead and Servicing Costs	$ 17,724	$ 14,222	$ 931	$ 1,946	$ 360	$ 7,692	$ 42,875
Claims Expense							2,950
Real estate owned expenses, net							5,542
Total GAAP Non-Interest Expenses							$ 51,367

Six Months Ended June 30, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 3,767	$ 5	$ 305	$ 213	$ 6	$ 897	$ 5,193
Centralized	1,350	202	-	10	86	453	2,101
Total Servicing (Direct Costs)	5,117	207	305	223	92	1,350	7,294
Insurance Services	268	60	10	2	-	885	1,225
Advisory Services	1,699	149	106	28	12	75	2,069
Information Technology	535	170	-	1,137	11	34	1,887
Corporate Overhead	5,220	1,352	252	11	69	3,372	10,276
Acquisition Charges	-	24	-	-	-	21	45
Total Overhead and Servicing Costs	$ 12,839	$ 1,962	$ 673	$ 1,401	$ 184	$ 5,737	$ 22,796
Claims Expense							1,825
Real estate owned expenses, net							3,473
Total GAAP Non-Interest Expenses							$ 28,094

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Allowance Overview

Allowance Overview ($ in millions)	2Q11	1Q11	4Q10	3Q10	2Q10
Foreclosures in process	2.74%	2.84%	2.81%	2.70%	2.37%
Default rate	5.14%	3.96%	5.63%	5.15%	6.37%
Fixed rate mortgages	4.88%	3.88%	5.55%	5.10%	5.96%
Adjustable rate mortgages (ARM)	15.93%	7.54%	9.62%	9.34%	37.07%
Loss severity	15.42%	16.30%	14.42%	16.86%	14.30%
Fixed rate mortgages	15.17%	14.11%	13.58%	12.15%	11.69%
Adjustable rate mortgages	27.41%	59.23%	43.52%	64.99%	41.54%
REO aging					
0-6 months	38.21%	34.51%	38.93%	41.99%	42.30%
6-12 months	23.10%	26.43%	23.68%	22.46%	23.67%
1-2 years	23.35%	23.76%	23.47%	24.14%	23.44%
2-3 years	9.23%	10.58%	9.68%	7.75%	8.03%
3 years+	6.10%	4.72%	4.25%	3.66%	2.56%
Provision for loan losses	$ 0.9	$ 0.6	$ 2.0	$ 1.4	$ 1.7
REO expenses, net	$ 2.7	$ 2.8	$ 1.1	$ 1.9	$ 1.7
Total portfolio losses	$ 3.6	$ 3.4	$ 3.1	$ 3.3	$ 3.4
Charge-offs	$ 2.6	$ 1.6	$ 2.3	$ 1.9	$ 2.3
REO expenses, net	$ 2.7	$ 2.8	$ 1.1	$ 1.9	$ 1.7
Total losses	$ 5.3	$ 4.4	$ 3.4	$ 3.8	$ 4.0
Loss ratio (1)	1.28%	1.07%	0.84%	0.94%	0.99%
Charge-off ratio (2)	0.62%	0.39%	0.56%	0.47%	0.56%
Allowance for loan losses	$ 13.2	$ 14.9	$ 15.9	$ 16.3	$ 16.7
Allowance for loan losses ratio (3)	0.80%	0.89%	0.97%	1.00%	1.02%

(1) The loss ratio is calculated as annualized charge-offs, net of recoveries plus REO expenses, net divided by average residential loans before the allowance for loan losses. Management's calculation of the loss ratio incorporates an economic view which considers all costs through disposition of the REO property as a charge-off.

(2) The charge-off ratio is calculated as annualized net charge-offs divided by average residential loans before the allowance for loan losses.

(3) The allowance for loan loss ratio is calculated as period end allowance for loan losses divided by period end residential loans before the allowance for loan losses.

Walter INVESTMENT MANAGEMENT CORP.

Summary Portfolio Metrics - Total Portfolio

		2Q11		1Q11		4Q10		3Q10		2Q10
30+ delinquencies (1)		4.58%		4.73%		4.68%		4.56%		4.26%
90+ delinquencies (1)		2.69%		2.92%		2.65%		2.57%		2.31%
Foreclosures in process		2.74%		2.84%		2.81%		2.70%		2.37%
Default rate (2)		5.14%		3.96%		5.63%		5.15%		6.37%
REO aging										
0-3 months		25.44%		17.78%		28.44%		29.24%		33.09%
4-6 months		12.77%		16.73%		15.83%		16.98%		13.98%
7-9 months		11.86%		14.32%		13.11%		11.48%		11.98%
10-12 months		11.24%		12.11%		8.61%		9.59%		10.08%
over 12 months		38.69%		39.06%		34.01%		32.72%		30.87%
30+ delinquencies (1)	$	83.4	$	87.2	$	84.2	$	80.8	$	75.5
Real estate owned		56.2		58.7		67.6		64.2		62.2
Advances - taxes, insurance and other		19.7		19.0		18.3		17.2		16.2
Non-performing assets (NPA)	$	159.3	$	164.9	$	170.1	$	162.2	$	153.9
NPA ratio (3)		8.40%		8.57%		9.11%		8.75%		8.32%
Total residential asset portfolio (4)	$	1,896.8	$	1,923.6	$	1,867.7	$	1,853.8	$	1,850.6
Number of accounts serviced (5)		34,418		34,880		34,842		34,520		34,700

(1) Delinquencies are defined as the percentage of principal balances outstanding which have monthly payments over 30 days past due. The calculation of delinquencies excludes from delinquent amounts those accounts that are in bankruptcy proceedings that are paying their mortgage payments in contractual compliance with bankruptcy court approved mortgage payment obligations.

(2) The default rate is calculated as the annualized balance of foreclosures for the period, divided by the average residential loans.

(3) The non-performing assets ratio is calculated as period-end non-performing assets, divided by period-end principal balance of residential loans plus fair value of REO and TIO.

(4) Total residential asset portfolio includes the principal balance of residential loans, fair value of REO and TIO.

(5) Includes REO accounts.

Prepayment Speeds and Loss Severity - By Trust

	2Q11	1Q11	4Q10	3Q10	2Q10
Prepayment Speeds	2.61%	2.15%	1.96%	2.63%	3.13%
Unencumbered	1.07%	0.82%	2.44%	3.51%	3.89%
Trust IV	2.79%	2.18%	3.11%	2.64%	2.98%
Trust VI	2.84%	1.67%	2.14%	1.94%	2.45%
Trust VII	3.34%	1.82%	1.89%	3.31%	1.55%
Trust VIII	2.33%	2.06%	2.34%	2.20%	3.46%
Trust X	2.27%	1.37%	2.27%	1.39%	3.70%
Trust XI	2.55%	1.57%	1.73%	1.84%	2.35%
Trust 2004-1	4.45%	2.15%	2.16%	3.97%	3.57%
Trust 2005-1	2.08%	1.39%	1.43%	1.65%	2.24%
Trust 2006-1	2.24%	2.39%	2.39%	2.47%	3.05%
Trust 2010-1	1.03%	0.22%	0.10%	-	-
Trust 2011-1	0.00%				
Loss Severity (1)	15.42%	16.30%	14.42%	16.86%	14.30%
Unencumbered	6.44%	19.65%	16.80%	15.97%	17.86%
Trust IV	21.08%	13.71%	5.11%	3.36%	5.20%
Trust VI	18.08%	7.76%	8.31%	3.71%	-3.01%
Trust VII	14.79%	2.66%	14.42%	10.24%	12.22%
Trust VIII	14.70%	10.86%	15.91%	10.16%	-0.71%
Trust X	7.56%	7.46%	5.72%	8.15%	8.25%
Trust XI	13.10%	18.44%	14.29%	14.38%	10.92%
Trust 2004-1	6.58%	7.33%	8.68%	9.87%	10.30%
Trust 2005-1	10.12%	12.89%	14.58%	17.02%	12.53%
Trust 2006-1	19.81%	25.43%	19.50%	35.67%	23.55%
Trust 2010-1	6.49%	-4.57%	-	-	-
Trust 2011-1	-12.27%	-	-	-	-

(1) Loss severities are calculated as the loss on sale of REO properties (including all costs through disposition) divided by the carrying value of REO.

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Acquisitions

Geographic distribution of acquired portfolio


FL
20%
GA
5%
NC
5%
AZ
4%
Other
35%
TX
31%

87% fixed rate mortgages


ARMs
13%
Fixed
87%

Principal balance of loans purchased (in millions)	$	162.7
Proceeds from equity raise/securitization used to purchase pools (in millions)	$	116.3
Purchase price		71.5%

	2010 Acquisitions at Time of Purchase		2011 Acquisitions at Time of Purchase		2010 & 2011 Acquisitions at June 30, 2011	
Number of residential loans in the ten pools acquired		1,498		464		1,884
Average loan size	$	66,725	$	135,260	$	82,215
Weighted average coupon		8.4%		6.8%		7.7%
Weighted average seasoning		39 months		54 months		53 months
30+ days delinquent		13.6%		23.6%		8.3%
90+ days delinquent		0.2%		0.0%		4.7%
Modification %		30.8%		48.0%		38.5%
Weighted average current FICO		597		591		586
Effective LTV (based on purchase price)		76.2%		77.1%		75.9%
Real estate owned (units)		-		-		14
Real estate owned ($)	$	-	$	-	$	711,239

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Cumulative Losses



Cumulative Losses as a % of Initial Balance
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, 2010-1, 2011-1, & Unencumbered
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0
50
100
150
Months Since Issuance
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered
Trust 2010-1
Trust 2011-1

Initial balances for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Cumulative Repossessions

Cumulative Foreclosures as a % of Initial Balance

Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, 2010-1, 2011-1, & Unencumbered



30.00%
27.50%
25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered
Trust 2010-1
Trust 2011-1

Initial balances for WIMC unpledged and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - 90+ Delinquency


Historical 90+ Days Delinquency Rates
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1 , 2005-1,2006-1 , 2010-1 , 2011-1 & Unencumbered
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1
21
41
61
81
101
121
141
161
181
Months Since Issuance
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered
Trust 2010-1
Trust 2011-1

Delinquency rates for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on outstanding principal balance. Delinquency rates for Trusts II, IV, VI, VII, VIII and X are based on gross balance, as reported historically. Gross balances include unearned interest.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Prepayment Rates


1-Month CPR
Mid-State Trusts IV, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, 2010-1, 2011-1, & Unencumbered
25%
20%
15%
10%
5%
0%
-5%
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
2004-1
2005-1
2006-1
Unencumbered
2010-1
2011-1

Unencumbered Residential Loans

($ in millions)	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10
Ending balance (principal balance):						
Legacy unencumbered loans	$ 3.2	$ 28.3	$ 25.0	$ 348.5	$ 355.0	$ 360.5
Newly acquired unencumbered loans	$ 0.9	$ 157.2	$ 96.3	$ 42.4	$ 13.3	-
Total unencumbered portfolio	$ 4.1	$ 185.5	$ 121.3	$ 390.9	$ 368.3	$ 360.5
Weighted average LTV:						
Legacy unencumbered loans	96.2%	92.4%	89.9%	87.0%	88.0%	88.0%
Newly acquired unencumbered loans	86.6%	83.3%	81.1%	80.0%	83.0%	-
Total unencumbered portfolio	95.0%	84.7%	82.9%	87.0%	88.0%	88.0%
Weighted average FICO:						
Legacy unencumbered loans	570	549	539	571	566	566
Newly acquired unencumbered loans	599	586	581	589	582	-
Total unencumbered portfolio	587	581	573	573	567	566

Total Portfolio

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	1,819,986,300	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Security Type						
ARM	35,633,946	40,242,827	35,194,384	25,443,234	20,224,020	22,230,426
Fixed	1,784,352,354	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total	1,819,986,300	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Underlying Loan Characteristics						
Number of Loans	33,148	33,911	33,801	33,325	33,719	33,730
Total Principal Balance	1,819,986,300	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Average Loan Size	54,250	54,339	53,253	52,835	[illegible]	[illegible]
Year 2011 Origination	3%	2%				
Year 2010 Origination	4%	4%	4%	3%	2%	1%
Year 2009 Origination	3%	3%	3%	4%	3%	3%
Year 2008 Origination	9%	9%	8%	9%	7%	7%
Year 2007 Origination	10%	10%	14%	13%	13%	13%
Year 2006 Origination	10%	10%	11%	11%	12%	12%
Year 2005 Origination	7%	7%	8%	8%	8%	8%
Year 2004 Origination and Earlier	48%	49%	51%	53%	54%	55%
State						
TX	35%	35%	35%	35%	35%	34%
MS	14%	14%	15%	15%	15%	15%
AL	8%	8%	8%	8%	9%	9%
LA	6%	6%	6%	6%	6%	7%
FL	7%	7%	7%	6%	6%	6%
SC	6%	6%	6%	6%	6%	6%
Other States	24%	24%	24%	23%	23%	23%
Current Delinquency Status						
Current	95%	95%	95%	95%	96%	96%
30	1%	1%	2%	1%	1%	1%
60	1%	1%	0%	1%	1%	0%
90	0%	0%	0%	0%	0%	0%
120+	2%	3%	2%	2%	2%	3%
Loan Status						
Active	91%	91%	91%	91%	91%	90%
Bankruptcy	6%	6%	6%	7%	7%	7%
Foreclosure	3%	3%	3%	3%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fee Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Properties	871	909	1,041	985	941	904
$	68,771,978	68,859,268	67,354,085	64,261,360	62,114,938	61,931,119
0-3 months	21%	18%	28%	29%	30%	30%
4-6 months	10%	17%	16%	17%	16%	16%
7-9 months	11%	14%	13%	11%	12%	13%
10-12 months	12%	12%	9%	10%	10%	11%
over 12 months	37%	39%	34%	33%	31%	30%
Weighted Average Original LTV	90%	89%	89%	89%	89%	89%
Original LTV: 0-70	2%	2%	2%	1%	1%	2%
Original LTV: 70.01 - 80	3%	3%	4%	3%	3%	3%
Original LTV: 80.01 - 90	67%	64%	66%	71%	70%	71%
Original LTV: 90.01 - 100	28%	29%	28%	25%	25%	25%
Weighted Average FICO	587	585	584	584	580	580
FICO <=600	54%	55%	55%	55%	57%	57%
FICO 601 - 640	14%	14%	14%	14%	14%	13%
FICO 641 - 680	10%	10%	9%	9%	8%	8%
FICO 681 - 720	5%	5%	5%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	3%	3%	3%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown*	11%	10%	11%	11%	10%	10%
New Sale/Resale Customer						
New Sale	81%	82%	82%	82%	82%	83%
Resale	19%	18%	18%	18%	18%	17%

*Principal Balance excludes loans owned by Hanover

*For those residential loans in the portfolio prior to electronic tracking of original LTVs, the maximum LTV was 90%, or 10% equity. Thus, these residential loans have been included in the 80.01 to 90.00 LTV category.

Unencumbered Assets

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	4,121,840	185,338,171	121,328,245	390,944,524	368,339,701	390,543,367
Security Type						
ARM	-	22,111,835	16,722,295	6,982,549	1,159,917	1,321,946
Fixed	4,121,840	163,226,336	104,605,951	383,961,974	367,179,785	389,221,420
Total	4,121,840	185,338,171	121,328,245	390,944,524	368,339,701	390,543,367
Underlying Loan Characteristics						
Number of Loans	59	2,217	1,721	4,379	4,150	3,976
Total Principal Balance	4,121,840	185,338,171	121,328,245	390,944,524	368,339,701	390,543,367
Average Loan Size	69,862	83,599	70,499	89,277	88,757	98,080
Year 2011 Origination	51%	6%				
Year 2010 Origination	0%	0%	4%	4%	3%	2%
Year 2009 Origination	22%	5%	7%	6%	5%	4%
Year 2008 Origination	14%	15%	25%	33%	29%	28%
Year 2007 Origination	7%	48%	47%	53%	54%	57%
Year 2006 Origination	0%	13%	10%	2%	7%	7%
Year 2005 Origination	0%	3%	2%	0%	0%	0%
Year 2004 Origination and Earlier	6%	8%	5%	2%	2%	2%
State						
TX	46%	33%	30%	37%	36%	34%
MS	4%	3%	3%	12%	12%	13%
AL	6%	2%	2%	9%	10%	10%
LA	1%	3%	3%	7%	8%	8%
FL	3%	18%	19%	10%	9%	9%
SC	2%	3%	3%	6%	6%	6%
Other States	38%	37%	34%	19%	19%	20%
Current Delinquency Status						
Current	96%	85%	79%	92%	92%	92%
30	0%	5%	8%	2%	2%	2%
60	0%	2%	1%	1%	1%	1%
90	0%	1%	1%	1%	1%	1%
120+	4%	7%	11%	4%	4%	5%
Loan Status						
Active	92%	90%	84%	88%	88%	87%
Bankruptcy	5%	3%	4%	7%	8%	8%
Foreclosure	4%	6%	11%	5%	4%	5%
Litigation	0%	0%	1%	0%	0%	0%
Total Risk Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	238	303	359	348	344	335
$	22,117,468	25,103,606	29,461,530	28,305,158	26,963,476	25,283,901
0-3 months	8%	11%	24%	25%	30%	26%
4-6 months	11%	16%	16%	18%	16%	17%
7-9 months	14%	15%	15%	13%	12%	15%
10-12 months	14%	15%	9%	9%	11%	13%
over 12 months	53%	43%	36%	35%	32%	29%
Weighted Average Original LTV	95%	85%	83%	87%	88%	88%
Original LTV: 0-70	0%	10%	10%	3%	4%	4%
Original LTV: 70.01 - 80	1%	20%	22%	6%	6%	7%
Original LTV: 80.01 - 90	36%	47%	52%	51%	46%	45%
Original LTV: 90.01 - 100	62%	23%	16%	40%	44%	45%
Weighted Average FICO	583	581	573	573	567	566
FICO <=600	58%	60%	65%	61%	63%	63%
FICO 601 - 640	22%	15%	11%	13%	12%	11%
FICO 641 - 680	4%	11%	8%	8%	7%	7%
FICO 681 - 720	4%	7%	7%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	2%	2%	2%
FICO 761 - 800	2%	1%	1%	2%	2%	2%
FICO >=801	1%	0%	0%	1%	1%	1%
Unknown	5%	3%	4%	8%	9%	9%
New Sale/Resale Customer						
New Sale	49%	93%	95%	90%	91%	93%
Resale	51%	7%	5%	10%	9%	7%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	3,174,052	28,172,689	25,030,430	348,326,263	355,005,374	360,543,367
Security Type						
ARM	-	131,402	402,163	1,158,284	1,159,917	1,321,946
Fixed	3,174,052	28,041,287	24,628,267	347,167,979	353,845,457	359,221,420
Total	3,174,052	28,172,689	25,030,430	348,326,263	355,005,374	360,543,367
Underlying Loan Characteristics						
Number of Loans	42	310	261	3,626	3,690	3,676
Total Principal Balance	3,174,052	28,172,689	25,030,430	348,326,263	355,005,374	360,543,367
Average Loan Size	75,573	90,880	95,902	96,119	96,306	98,080
Year 2011 Origination	67%	41%				
Year 2010 Origination	0%	1%	19%	5%	3%	2%
Year 2009 Origination	0%	4%	3%	4%	4%	4%
Year 2008 Origination	17%	26%	35%	31%	28%	28%
Year 2007 Origination	9%	25%	37%	55%	56%	57%
Year 2006 Origination	0%	1%	3%	2%	7%	7%
Year 2005 Origination	0%	1%	0%	0%	0%	0%
Year 2004 Origination and Earlier	7%	2%	3%	2%	2%	2%
State						
TX	33%	42%	33%	35%	34%	34%
MS	5%	8%	9%	13%	13%	13%
AL	7%	8%	8%	10%	10%	10%
LA	1%	6%	7%	8%	8%	8%
FL	4%	9%	10%	9%	9%	9%
SC	3%	7%	8%	7%	7%	6%
Other States	47%	20%	25%	19%	19%	20%
Current Delinquency Status						
Current	95%	66%	46%	92%	92%	92%
30	0%	2%	2%	2%	2%	2%
60	0%	0%	0%	1%	1%	1%
90	0%	1%	1%	1%	1%	1%
120+	5%	31%	51%	4%	4%	5%
Loan Status						
Active	89%	54%	32%	87%	87%	87%
Bankruptcy	6%	16%	18%	8%	8%	8%
Foreclosure	5%	28%	47%	5%	4%	5%
Litigation	0%	2%	3%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	229	300	349	344	346	335
$	21,933,907	24,751,275	29,180,260	28,199,934	26,983,416	25,268,301
0-3 months	6%	11%	24%	25%	30%	26%
4-6 months	11%	15%	16%	18%	16%	17%
7-9 months	14%	15%	15%	13%	12%	15%
10-12 months	15%	15%	9%	9%	11%	13%
over 12 months	54%	44%	36%	35%	32%	29%
Weighted Average Original LTV	96%	92%	90%	87%	88%	88%
Original LTV: 0-70	0%	1%	1%	4%	4%	4%
Original LTV: 70.01 - 80	0%	3%	5%	6%	7%	7%
Original LTV: 80.01 - 90	19%	40%	50%	38%	44%	45%
Original LTV: 90.01 - 100	81%	56%	44%	51%	46%	45%
Weighted Average FICO	570	549	539	571	586	586
FICO <=600	61%	75%	75%	62%	63%	63%
FICO 601 - 640	20%	12%	9%	13%	11%	11%
FICO 641 - 680	3%	2%	1%	8%	7%	7%
FICO 681 - 720	3%	1%	1%	4%	5%	5%
FICO 721 - 760	2%	0%	0%	2%	2%	2%
FICO 761 - 800	2%	1%	0%	2%	2%	2%
FICO >=801	1%	0%	0%	1%	1%	1%
Unknown	7%	10%	13%	8%	9%	9%
New Sale/Resale Customer						
New Sale	34%	56%	76%	89%	90%	93%
Resale	66%	44%	24%	11%	10%	7%

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered New Pools

	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Principal Value	947,789	157,105,482	96,297,815	42,418,201
Security Type				
ARM	-	21,980,432	16,330,132	5,824,205
Fixed	947,789	135,185,049	79,937,683	36,593,996
Total	947,789	157,165,482	96,297,815	42,418,201
Underlying Loan Characteristics				
Number of Loans	17	1,907	1,480	703
Total Principal Balance	947,789	157,105,482	96,297,815	42,418,201
Average Loan Size	55,752	82,415	65,067	60,332
Year 2011 Origination	0	0		
Year 2010 Origination	0%	0%	0%	0%
Year 2009 Origination	95%	5%	8%	18%
Year 2008 Origination	4%	13%	23%	48%
Year 2007 Origination	0%	54%	49%	33%
Year 2006 Origination	0%	15%	12%	2%
Year 2005 Origination	0%	4%	3%	0%
Year 2004 Origination and Earlier	0%	9%	6%	0%
State				
TX	92%	32%	30%	
MS	0%	2%	1%	
AL	0%	1%	1%	
GA	0%	3%	3%	
FL	0%	20%	22%	
SC	0%	3%	2%	
Other States	8%	40%	38%	
Current Delinquency Status				
Current	100%	88%	88%	96%
30	0%	6%	9%	1%
60	0%	3%	1%	1%
90	0%	1%	1%	0%
120+	0%	2%	1%	1%
Loan Status				
Active	100%	97%	98%	98%
Bankruptcy	0%	1%	0%	0%
Foreclosure	0%	2%	2%	2%
Litigation	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%
Real Estate Owned				
# of Accounts	9	9	10	4
$	523,561	302,331	361,230	105,694
0-3 months	65%	21%	88%	100%
4-6 months	0%	63%	12%	0%
7-9 months	25%	15%	0%	0%
10-12 months	10%	0%	0%	0%
over 12 months	0%	0%	0%	0%
Weighted Average Original LTV	86.6%	83.3%	81.1%	80.0%
Original LTV: 0-70	0%	12%	12%	11%
Original LTV: 70.01 - 80	6%	30%	27%	28%
Original LTV: 80.01 - 90	94%	41%	53%	60%
Original LTV: 90.01 - 100	0%	17%	8%	2%
Weighted Average FICO	599	586	581	589
FICO <=600	48%	40%	62%	52%
FICO 601 - 640	38%	10%	12%	15%
FICO 641 - 680	9%	9%	10%	17%
FICO 681 - 720	8%	6%	9%	9%
FICO 721 - 760	4%	2%	4%	2%
FICO 761 - 800	0%	0%	1%	0%
FICO >=801	0%	0%	0%	0%
Unknown	0%	31%	2%	6%
New Sale/Resale Customer				
New Sale	100%	100%	100%	100%
Resale	0%	0%	0%	0%

Walter INVESTMENT MANAGEMENT CORP.

Securitized Assets

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Security Type						
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Underlying Loan Characteristics						
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Principal Balance	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Average Loan Size	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Year 2011 Origination	3%	2%				
Year 2010 Origination	6%	4%	6%	3%	2%	1%
Year 2009 Origination	3%	3%	3%	3%	3%	3%
Year 2008 Origination	9%	8%	7%	2%	2%	2%
Year 2007 Origination	10%	12%	12%	2%	2%	2%
Year 2006 Origination	10%	10%	11%	13%	13%	13%
Year 2005 Origination	7%	8%	8%	10%	10%	11%
Year 2004 Origination and Earlier	60%	53%	55%	67%	68%	69%
State						
TX	35%	35%	35%	34%	34%	34%
MS	14%	16%	16%	16%	16%	16%
AL	8%	9%	9%	8%	8%	8%
LA	6%	6%	6%	6%	6%	6%
FL	7%	6%	6%	5%	5%	5%
SC	6%	6%	6%	6%	6%	6%
Other States	24%	23%	23%	24%	24%	24%
Current Delinquency Status						
Current	95%	96%	96%	96%	97%	97%
30	1%	1%	1%	1%	1%	1%
60	1%	0%	0%	1%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	2%	2%	2%	2%	2%	2%
Loan Status						
Active	91%	91%	91%	91%	91%	91%
Bankruptcy	6%	6%	7%	6%	7%	7%
Foreclosure	3%	2%	2%	2%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
[illegible]	0%	0%	0%	0%	0%	0%
Real Estate Owned						
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
$	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
0-3 months	38%	23%	32%	33%	36%	33%
4-6 months	13%	17%	16%	16%	13%	13%
7-9 months	10%	14%	12%	10%	12%	11%
10-12 months	10%	10%	8%	10%	9%	9%
over 12 months	29%	36%	32%	31%	30%	34%
Weighted Average Original LTV	90%	90%	90%	89%	89%	89%
[illegible]	2%	1%	1%	1%	1%	1%
[illegible]	3%	3%	3%	2%	2%	2%
[illegible]	67%	66%	67%	77%	77%	77%
[illegible]	28%	30%	29%	20%	20%	20%
Weighted Average FICO	587	585	585	587	584	584
[illegible]	54%	55%	54%	53%	55%	55%
[illegible]	14%	14%	14%	14%	14%	14%
[illegible]	10%	9%	9%	9%	9%	9%
[illegible]	5%	5%	5%	5%	5%	5%
[illegible]	3%	3%	3%	3%	3%	3%
[illegible]	2%	2%	2%	3%	2%	2%
[illegible]	1%	1%	1%	1%	1%	1%
Unknown	11%	11%	11%	12%	11%	11%
New Sale/Resale Customer						
New Sale	81%	80%	81%	80%	80%	81%
Resale	19%	20%	19%	20%	20%	19%

Walter INVESTMENT MANAGEMENT CORP.

Trust II

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	18,096,396	19,548,927	20,342,927	21,531,526	22,517,309	23,032,886
Security Type						
ARM	-	-	-	-	-	-
Fixed	18,096,396	19,548,927	20,342,927	21,531,526	22,517,309	23,032,886
Total	18,096,396	19,548,927	20,342,927	21,531,526	22,517,309	23,032,886
Underlying Loan Characteristics						
Number of Loans	1,463	1,533	1,633	1,709	1,795	1,862
Total Principal Balance	18,096,396	19,548,927	20,342,927	21,531,526	22,517,309	23,032,886
Average Loan Size	12,170	12,387	12,457	12,599	12,545	12,368
Year 2011 Origination	2%	1%				
Year 2010 Origination	2%	2%	2%	2%	1%	1%
Year 2009 Origination	3%	3%	2%	2%	2%	2%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	2%	2%	2%
Year 2006 Origination	3%	3%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	85%	86%	87%	87%	89%	89%
State						
TX	47%	47%	47%	47%	46%	46%
MS	10%	10%	10%	10%	10%	11%
AL	9%	9%	9%	9%	9%	9%
LA	4%	4%	4%	4%	4%	4%
FL	6%	6%	6%	6%	5%	5%
SC	3%	3%	3%	3%	3%	3%
Other States	20%	20%	20%	20%	21%	21%
Current Delinquency Status						
Current	97%	97%	97%	97%	98%	98%
30	1%	1%	0%	1%	1%	0%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	1%
120+	2%	2%	2%	1%	1%	1%
Loan Status						
Active	95%	95%	95%	95%	95%	95%
Bankruptcy	3%	3%	3%	3%	3%	3%
Foreclosure	2%	2%	2%	2%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fin Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	13	16	19	17	15	13
$	293,346	278,623	345,398	308,834	306,806	253,644
0-3 months	41%	20%	36%	42%	60%	34%
4-6 months	6%	13%	18%	11%	10%	3%
7-9 months	16%	14%	8%	13%	2%	19%
10-12 months	15%	14%	14%	8%	4%	10%
over 12 months	22%	34%	24%	25%	23%	19%
Weighted Average Original LTV	90%	90%	90%	90%	90%	90%
Original LTV 0-70	0%	0%	0%	0%	0%	0%
Original LTV 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV 80.01 - 90	85%	85%	87%	90%	90%	91%
Original LTV 90.01 - 100	15%	14%	13%	9%	9%	9%
Weighted Average FICO	580	581	582	581	589	589
FICO <=600	50%	49%	47%	48%	50%	49%
FICO 601 - 640	13%	13%	13%	13%	14%	14%
FICO 641 - 680	9%	9%	9%	9%	8%	8%
FICO 681 - 720	5%	5%	5%	5%	6%	6%
FICO 721 - 760	3%	2%	3%	3%	3%	3%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	16%	18%	19%	19%	16%	16%
New Sale/Resale Customer						
New Sale	0%	0%	0%	0%	0%	1%
Resale	100%	100%	100%	100%	100%	99%

Walter INVESTMENT MANAGEMENT CORP.

Trust IV

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	116,258,201	120,337,677	124,337,437	128,021,851	132,248,358	136,768,898
Security Type						
ARM	-	-	-	-	-	-
Fixed	116,258,201	120,337,677	124,337,437	128,021,851	132,248,358	136,768,898
Total	116,258,201	120,337,677	124,337,437	128,021,851	132,248,358	136,768,898
Underlying Loan Characteristics						
Number of Loans	5,190	5,325	5,476	5,624	5,779	5,951
Total Principal Balance	116,258,201	120,337,677	124,337,437	128,021,851	132,248,358	136,768,898
Average Loan Size	22,400	22,599	22,706	22,763	22,884	22,983
Year 2011 Origination	2%	1%				
Year 2010 Origination	2%	2%	3%	2%	1%	1%
Year 2009 Origination	1%	1%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	1%	1%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	1%	1%	1%	1%	1%	1%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	89%	90%	91%	91%	92%	92%
State						
TX	22%	22%	22%	22%	22%	22%
MS	19%	19%	19%	19%	18%	19%
AL	13%	12%	13%	13%	13%	12%
LA	6%	6%	6%	6%	6%	6%
FL	9%	9%	9%	9%	9%	9%
SC	0%	0%	0%	0%	0%	0%
Other States	33%	33%	33%	33%	33%	33%
Current Delinquency Status						
Current	97%	98%	98%	98%	98%	98%
30	1%	1%	1%	1%	1%	0%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%	1%
Loan Status						
Active	94%	94%	94%	94%	93%	93%
Bankruptcy	5%	5%	5%	5%	6%	6%
Foreclosure	1%	1%	1%	1%	1%	1%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	51	53	51	52	51	54
$	1,416,724	1,261,676	1,462,229	1,465,621	1,410,384	1,521,132
0-3 months	32%	39%	35%	42%	34%	37%
4-6 months	17%	15%	16%	11%	12%	17%
7-9 months	14%	7%	6%	9%	14%	11%
10-12 months	2%	4%	7%	8%	6%	7%
over 12 months	35%	35%	36%	30%	35%	28%
Weighted Average Original LTV	97%	96%	97%	96%	96%	96%
Original LTV 0-70	0%	0%	0%	0%	0%	0%
Original LTV 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV 80.01 - 90	89%	90%	90%	93%	93%	93%
Original LTV 90.01 - 100	11%	10%	10%	7%	7%	7%
Weighted Average FICO	599	597	597	595	593	594
FICO <=600	46%	45%	45%	46%	47%	47%
FICO 601 - 640	15%	14%	14%	13%	14%	14%
FICO 641 - 680	10%	10%	10%	10%	10%	10%
FICO 681 - 720	5%	6%	6%	5%	5%	6%
FICO 721 - 760	4%	3%	3%	3%	3%	4%
FICO 761 - 800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	16%	18%	18%	17%	16%	16%
New Sale/Resale Customer						
New Sale	63%	64%	64%	65%	65%	66%
Resale	37%	36%	36%	35%	35%	34%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	112,277,491	114,617,397	116,433,919	118,634,635	120,387,703	123,136,165
Security Type						
ARM	-	-	-	-	-	-
Fixed	112,277,491	114,617,397	116,433,919	118,634,635	120,387,703	123,136,165
Total	112,277,491	114,617,397	116,433,919	118,634,635	120,387,703	123,136,165
Underlying Loan Characteristics						
Number of Loans	3,376	3,458	3,443	3,476	3,512	3,547
Total Principal Balance	112,277,491	114,617,397	116,433,919	118,634,635	120,387,703	123,136,165
Average Loan Size	33,257	33,533	33,818	34,130	34,480	34,716
Year 2011 Origination	2%	1%				
Year 2010 Origination	3%	3%	3%	2%	2%	1%
Year 2009 Origination	2%	2%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	1%	1%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	88%	88%	90%	90%	91%	91%
State						
TX	21%	21%	21%	21%	21%	21%
MS	18%	18%	18%	18%	18%	18%
AL	10%	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%	6%
FL	6%	6%	6%	6%	6%	6%
SC	11%	11%	11%	11%	11%	11%
Other States	27%	27%	27%	27%	28%	28%
Current Delinquency Status						
Current	97%	98%	98%	98%	98%	97%
30	1%	0%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%	2%
Loan Status						
Active	94%	94%	94%	94%	94%	94%
Bankruptcy	4%	5%	4%	4%	4%	4%
Foreclosure	2%	1%	1%	1%	1%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	27	30	41	43	39	44
$	1,031,283	954,121	1,548,731	1,598,725	1,384,770	1,429,224
0-3 months	27%	20%	28%	48%	40%	30%
4-6 months	10%	14%	30%	16%	4%	10%
7-9 months	15%	27%	15%	0%	7%	14%
10-12 months	15%	11%	0%	4%	12%	11%
over 12 months	33%	29%	27%	31%	38%	36%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	89%	89%	89%	92%	92%	92%
Original LTV: 90.01 - 100	11%	11%	11%	8%	8%	8%
Weighted Average FICO	599	597	597	596	593	593
FICO <=600	47%	47%	47%	48%	49%	48%
FICO 601 - 640	14%	14%	14%	13%	15%	15%
FICO 641 - 680	11%	12%	12%	11%	12%	11%
FICO 681 - 720	6%	6%	6%	6%	5%	5%
FICO 721 - 760	3%	3%	3%	3%	3%	3%
FICO 761 - 800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	14%	15%	15%	15%	13%	13%
New Sale/Resale Customer						
New Sale	73%	74%	74%	75%	75%	75%
Resale	27%	26%	26%	25%	25%	25%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	113,611,396	115,845,374	116,853,955	118,591,735	120,543,209	122,506,484
Security Type						
ARM	-	-	-	-	-	-
Fixed	113,611,396	115,845,374	116,853,955	118,591,735	120,543,209	122,506,484
Total	113,611,396	115,845,374	116,853,955	118,591,735	120,543,209	122,506,484
Underlying Loan Characteristics						
Number of Loans	2,626	2,655	2,658	2,679	2,703	2,722
Total Principal Balance	113,611,396	115,845,374	116,853,955	118,591,735	120,543,209	122,506,484
Average Loan Size	43,264	43,633	43,963	44,267	44,596	45,006
Year 2011 Origination	2%	1%				
Year 2010 Origination	2%	2%	2%	2%	1%	1%
Year 2009 Origination	2%	2%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	1%	2%	2%	2%
Year 2006 Origination	1%	2%	1%	1%	1%	2%
Year 2005 Origination	1%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	87%	88%	88%	89%	89%	90%
State						
TX	26%	26%	26%	26%	27%	27%
MS	18%	18%	18%	18%	18%	17%
AL	10%	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%	5%
SC	5%	5%	5%	5%	5%	5%
Other States	30%	30%	30%	30%	30%	30%
Current Delinquency Status						
Current	97%	98%	98%	98%	98%	97%
30	1%	0%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%	1%
Loan Status						
Active	94%	94%	94%	94%	94%	93%
Bankruptcy	4%	4%	5%	5%	5%	5%
Foreclosure	2%	2%	1%	2%	1%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fix Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	40	39	50	47	51	54
$	1,654,528	1,436,321	2,012,714	1,979,884	2,112,118	2,141,614
0-3 months	48%	21%	30%	29%	33%	46%
4-6 months	12%	16%	10%	20%	21%	12%
7-9 months	13%	9%	16%	11%	7%	11%
10-12 months	5%	14%	6%	6%	10%	4%
over 12 months	23%	39%	32%	34%	28%	27%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	87%	87%	88%	91%	91%	91%
Original LTV: 90.01 - 100	13%	12%	12%	9%	9%	9%
Weighted Average FICO	592	589	590	590	587	587
FICO <=600	51%	51%	51%	50%	52%	52%
FICO 601 - 640	14%	14%	14%	14%	14%	14%
FICO 641 - 680	11%	10%	10%	10%	10%	10%
FICO 681 - 720	4%	5%	5%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	2%	2%	2%
FICO 761 - 800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	13%	14%	14%	14%	13%	13%
New Sale/Resale Customer						
New Sale	78%	78%	79%	79%	80%	80%
Resale	22%	22%	21%	21%	20%	20%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	119,071,803	121,142,777	122,929,797	125,335,471	127,497,721	130,665,651
Security Type						
ARM	-	-	-	-	-	-
Fixed	119,071,803	121,142,777	122,929,797	125,335,471	127,497,721	130,665,651
Total	119,071,803	121,142,777	122,929,797	125,335,471	127,497,721	130,665,651
Underlying Loan Characteristics						
Number of Loans	2,864	2,894	2,917	2,956	2,984	3,044
Total Principal Balance	119,071,803	121,142,777	122,929,797	125,335,471	127,497,721	130,665,651
Average Loan Size	41,575	41,862	42,143	42,400	42,727	42,926
Year 2011 Origination	2%	1%				
Year 2010 Origination	3%	3%	3%	2%	2%	1%
Year 2009 Origination	3%	3%	2%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	2%	2%	3%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	85%	85%	87%	87%	87%	88%
State						
TX	28%	28%	28%	28%	28%	28%
MS	19%	19%	19%	19%	19%	19%
AL	9%	9%	9%	9%	9%	9%
LA	6%	6%	6%	6%	6%	6%
FL	4%	4%	5%	5%	5%	5%
SC	5%	6%	6%	5%	5%	5%
Other States	28%	28%	28%	28%	28%	29%
Current Delinquency Status						
Current	98%	98%	97%	97%	98%	97%
30	1%	0%	1%	1%	1%	1%
60	0%	0%	0%	1%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	2%	1%	1%	2%
Loan Status						
Active	93%	93%	92%	91%	92%	91%
Bankruptcy	6%	6%	6%	6%	7%	7%
Foreclosure	1%	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	62	64	63	60	56	49
$	2,743,453	2,594,130	3,126,887	2,829,056	2,877,575	2,087,119
0-3 months	28%	28%	31%	26%	39%	22%
4-6 months	23%	20%	11%	24%	6%	18%
7-9 months	8%	9%	21%	6%	15%	6%
10-12 months	7%	14%	3%	11%	3%	20%
over 12 months	34%	28%	35%	33%	37%	33%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV 0-70	0%	0%	0%	0%	0%	0%
Original LTV 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV 80.01 - 90	84%	85%	86%	89%	88%	89%
Original LTV 90.01 - 100	16%	15%	14%	11%	12%	11%
Weighted Average FICO	587	585	585	585	581	581
FICO <=600	53%	53%	52%	53%	55%	55%
FICO 601 - 640	15%	14%	14%	14%	13%	13%
FICO 641 - 680	9%	9%	9%	9%	9%	9%
FICO 681 - 720	4%	4%	4%	5%	5%	5%
FICO 721 - 760	3%	2%	2%	2%	2%	2%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	14%	15%	15%	14%	13%	13%
New Sale/Resale Customer						
New Sale	74%	74%	75%	75%	75%	75%
Resale	26%	26%	25%	25%	25%	25%

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	177,989,053	180,372,032	182,039,045	184,531,558	186,935,518	190,086,151
Security Type						
ARM	-	-	-	-	-	-
Fixed	177,989,053	180,372,032	182,039,045	184,531,558	186,935,518	190,086,151
Total	177,989,053	180,372,032	182,039,045	184,531,558	186,935,518	190,086,151
Underlying Loan Characteristics						
Number of Loans	3,087	3,112	3,124	3,150	3,169	3,208
Total Principal Balance	177,989,053	180,372,032	182,039,045	184,531,558	186,935,518	190,086,151
Average Loan Size	57,658	57,960	58,271	58,581	58,853	59,254
Year 2011 Origination	2%	1%				
Year 2010 Origination	3%	3%	3%	2%	2%	1%
Year 2009 Origination	3%	3%	4%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	2%	3%
Year 2007 Origination	2%	2%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	83%	83%	84%	85%	85%	86%
State						
TX	33%	33%	33%	33%	33%	33%
MS	18%	18%	18%	18%	18%	18%
AL	7%	7%	7%	7%	7%	7%
LA	7%	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%	4%
SC	6%	6%	7%	6%	6%	6%
Other States	20%	20%	20%	20%	20%	20%
Current Delinquency Status						
Current	96%	97%	97%	97%	97%	97%
30	1%	1%	1%	1%	1%	1%
60	1%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	2%	2%	1%	1%	1%	2%
Loan Status						
Active	90%	90%	90%	90%	91%	91%
Bankruptcy	7%	7%	8%	8%	8%	8%
Foreclosure	2%	2%	2%	2%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	49	46	50	45	43	42
$	2,441,177	2,030,157	2,382,876	2,076,964	1,983,127	2,033,796
0-3 months	45%	37%	47%	38%	56%	83%
4-6 months	19%	27%	16%	21%	33%	17%
7-9 months	17%	12%	18%	28%	11%	0%
10-12 months	6%	3%	17%	13%	0%	0%
over 12 months	13%	21%	18%	0%	0%	0%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-75	0%	0%	0%	0%	0%	0%
Original LTV: 75.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 85.01 - 90	83%	84%	84%	88%	88%	88%
Original LTV: 95.01 - 100	17%	16%	16%	12%	12%	12%
Weighted Average FICO	581	578	579	579	576	576
FICO <=600	56%	52%	55%	54%	58%	58%
FICO 601 - 640	15%	15%	15%	16%	15%	15%
FICO 641 - 680	9%	9%	8%	9%	8%	8%
FICO 681 - 720	4%	3%	3%	4%	3%	4%
FICO 721 - 760	2%	2%	2%	2%	2%	2%
FICO 761 - 800	2%	2%	2%	2%	1%	1%
FICO >=801	1%	1%	1%	0%	1%	0%
Unknown	13%	15%	14%	13%	12%	12%
New Sale/Resale Customer						
New Sale	79%	79%	80%	80%	81%	81%
Resale	21%	21%	20%	20%	19%	19%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	160,347,446	162,838,443	164,129,789	165,730,296	167,659,814	170,880,300
Security Type						
ARM	-	-	-	-	-	-
Fixed	160,347,446	162,838,443	164,129,789	165,730,296	167,659,814	170,880,300
Total	160,347,446	162,838,443	164,129,789	165,730,296	167,659,814	170,880,300
Underlying Loan Characteristics						
Number of Loans	2,618	2,642	2,646	2,661	2,681	2,711
Total Principal Balance	160,347,446	162,838,443	164,129,789	165,730,296	167,659,814	170,880,300
Average Loan Size	61,248	61,635	62,029	62,281	62,536	63,032
Year 2011 Origination	3%	2%				
Year 2010 Origination	3%	3%	3%	3%	2%	1%
Year 2009 Origination	3%	3%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%	3%
Year 2007 Origination	2%	2%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	84%	84%	86%	86%	87%	87%
State						
TX	38%	38%	38%	38%	38%	38%
MS	17%	17%	17%	17%	17%	17%
AL	8%	8%	8%	8%	8%	8%
LA	7%	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%	4%
SC	5%	5%	5%	5%	5%	5%
Other States	21%	21%	21%	21%	21%	20%
Current Delinquency Status						
Current	96%	96.6%	96.2%	96.0%	96.5%	96.7%
30	1%	1%	1%	1%	1%	1%
60	0%	0%	0%	1%	1%	0%
90	1%	0%	1%	0%	0%	0%
120+	2%	2%	2%	2%	1%	2%
Loan Status						
Active	91%	91%	90%	90%	90%	90%
Bankruptcy	7%	7%	7%	7%	8%	8%
Foreclosure	3%	2%	2%	2%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	92	81	87	87	83	84
$	5,032,137	4,086,008	4,456,655	4,690,363	4,475,136	4,348,548
0-3 months	33%	21%	33%	38%	37%	38%
4-6 months	12%	16%	17%	11%	12%	12%
7-9 months	10%	14%	9%	12%	13%	12%
10-12 months	8%	6%	13%	8%	11%	6%
over 12 months	37%	43%	28%	30%	27%	33%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	85%	85%	86%	90%	89%	90%
Original LTV: 90.01 - 100	15%	15%	14%	10%	11%	10%
Weighted Average FICO	585	582	582	581	577	577
FICO <=600	55%	56%	56%	56%	58%	58%
FICO 601 - 640	16%	14%	14%	14%	15%	15%
FICO 641 - 680	9%	8%	8%	9%	8%	8%
FICO 681 - 720	5%	5%	5%	5%	4%	4%
FICO 721 - 760	2%	3%	3%	3%	2%	2%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	10%	11%	11%	11%	10%	10%
New Sale/Resale Customer						
New Sale	83%	83%	84%	85%	85%	85%
Resale	17%	17%	16%	15%	15%	15%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2004-1

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	164,452,961	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854
Security Type						
ARM	793,687	762,243	764,870	767,064	769,450	815,206
Fixed	163,659,275	165,896,913	166,649,515	168,723,447	171,513,423	173,037,558
Total	164,452,961	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854
Underlying Loan Characteristics						
Number of Loans	2,554	2,576	2,580	2,602	2,631	2,652
Total Principal Balance	164,452,961	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854
Average Loan Size	64,390	64,697	64,883	65,139	65,482	65,555
Year 2011 Origination	3%	2%				
Year 2010 Origination	5%	5%	5%	4%	3%	2%
Year 2009 Origination	2%	2%	3%	3%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	3%	3%	3%	3%	3%	3%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	83%	84%	85%	85%	86%	87%
State						
TX	50%	50%	50%	49%	49%	49%
MS	14%	14%	14%	14%	13%	13%
AL	7%	7%	6%	6%	6%	6%
LA	5%	5%	5%	5%	5%	5%
FL	4%	4%	4%	4%	4%	4%
SC	4%	4%	4%	4%	4%	4%
Other States	17%	17%	17%	17%	18%	18%
Current Delinquency Status						
Current	97%	97%	97%	96%	97%	97%
30	1%	1%	1%	2%	1%	1%
60	0%	0%	0%	0%	1%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	2%	2%	1%	2%
Loan Status						
Active	93%	92%	92%	92%	92%	92%
Bankruptcy	6%	5%	6%	6%	6%	6%
Foreclosure	2%	2%	2%	2%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	58	63	80	74	70	76
$	3,674,484	3,577,867	4,652,798	4,284,935	4,003,861	4,696,595
0-3 months	33%	23%	47%	52%	51%	42%
4-6 months	17%	24%	25%	17%	9%	11%
7-9 months	13%	19%	10%	6%	7%	11%
10-12 months	16%	12%	6%	6%	6%	7%
over 12 months	21%	22%	18%	19%	27%	29%
Weighted Average Original LTV	93%	93%	93%	92%	92%	92%
Original LTV 0-70	0%	0%	0%	0%	0%	0%
Original LTV 70.01 - 80	2%	2%	2%	2%	2%	2%
Original LTV 80.01 - 90	74%	74%	75%	80%	80%	81%
Original LTV 90.01 - 100	24%	23%	22%	18%	18%	17%
Weighted Average FICO	595	592	592	592	589	589
FICO <=600	53%	54%	53%	54%	55%	55%
FICO 601 - 640	17%	15%	15%	14%	14%	14%
FICO 641 - 680	10%	11%	11%	11%	9%	10%
FICO 681 - 720	4%	5%	5%	5%	5%	5%
FICO 721 - 760	4%	3%	3%	3%	4%	4%
FICO 761 - 800	3%	3%	4%	4%	4%	4%
FICO >=801	1%	1%	1%	2%	1%	1%
Unknown	7%	7%	8%	7%	8%	8%
New Sale/Resale Customer						
New Sale	83%	83%	85%	85%	86%	87%
Resale	17%	17%	15%	15%	14%	13%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2005-1

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	168,507,004	169,752,131	170,034,776	171,038,606	172,496,592	175,153,469
Security Type						
ARM	2,835,747	3,152,848	3,167,145	3,142,299	3,196,199	3,522,097
Fixed	165,671,257	166,599,282	166,867,631	167,896,307	169,300,392	171,671,372
Total	168,507,004	169,752,131	170,034,776	171,038,606	172,496,592	175,153,469
Underlying Loan Characteristics						
Number of Loans	2,272	2,283	2,276	2,284	2,292	2,318
Total Principal Balance	168,507,004	169,752,131	170,034,776	171,038,606	172,496,592	175,153,469
Average Loan Size	74,167	74,355	74,708	74,886	75,260	75,580
Year 2011 Origination	4%	2%				
Year 2010 Origination	4%	4%	5%	4%	3%	2%
Year 2009 Origination	4%	4%	4%	4%	4%	4%
Year 2008 Origination	1%	1%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	17%	17%	7%	7%	7%	7%
Year 2005 Origination	62%	62%	65%	65%	65%	65%
Year 2004 Origination and Earlier	8%	8%	17%	17%	18%	19%
State						
TX	43%	43%	43%	42%	42%	42%
MS	14%	14%	14%	14%	14%	14%
AL	8%	8%	8%	8%	8%	8%
LA	6%	6%	6%	6%	6%	6%
FL	3%	3%	3%	3%	3%	3%
SC	6%	6%	6%	6%	6%	6%
Other States	20%	20%	20%	20%	20%	21%
Current Delinquency Status						
Current	96%	96%	96%	96%	96%	96%
30	1%	1%	1%	1%	1%	1%
60	1%	0%	1%	1%	1%	0%
90	0%	0%	0%	0%	1%	1%
120+	2%	3%	2%	2%	2%	2%
Loan Status						
Active	90%	90%	90%	90%	90%	90%
Bankruptcy	7%	7%	7%	7%	7%	7%
Foreclosure	3%	3%	3%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	71	75	91	98	100	92
$	5,978,401	5,735,672	6,432,541	6,701,427	6,697,289	6,204,433
0-3 months	19%	11%	21%	23%	37%	41%
4-6 months	8%	14%	14%	27%	17%	16%
7-9 months	13%	14%	17%	13%	11%	15%
10-12 months	14%	16%	10%	12%	12%	8%
over 12 months	47%	45%	37%	37%	22%	20%
Weighted Average Original LTV	90%	90%	90%	90%	90%	90%
Original LTV 0-70	2%	2%	2%	2%	2%	2%
Original LTV 70.01-80	4%	4%	4%	4%	4%	4%
Original LTV 80.01-90	32%	32%	32%	37%	38%	37%
Original LTV 90.01-100	63%	62%	62%	57%	57%	57%
Weighted Average FICO	590	587	588	586	581	581
FICO <=600	58%	57%	57%	57%	59%	59%
FICO 601-640	15%	13%	13%	14%	14%	13%
FICO 641-680	9%	9%	9%	9%	7%	7%
FICO 681-720	5%	5%	5%	5%	6%	6%
FICO 721-760	3%	3%	3%	3%	3%	4%
FICO 761-800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	8%	8%	8%	8%	7%	7%
New Sale/Resale Customer						
New Sale	85%	86%	87%	88%	89%	89%
Resale	15%	14%	13%	12%	11%	11%

Trust 2006-1

	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Principal Value	173,685,686	175,658,658	175,437,217	178,791,688	181,132,551	181,747,258
Security Type						
ARM	11,652,384	13,357,215	13,881,036	14,511,321	15,098,454	16,571,087
Fixed	162,033,302	162,301,664	161,556,181	164,280,366	166,034,096	165,176,172
Total	173,685,686	175,658,658	175,437,217	178,791,688	181,132,551	181,747,258
Underlying Loan Characteristics						
Number of Loans	1,986	1,992	1,980	2,005	2,023	2,019
Total Principal Balance	173,685,686	175,658,658	175,437,217	178,791,688	181,132,551	181,747,258
Average Loan Size	87,455	88,182	88,605	89,173	89,537	90,018
Year 2011 Origination	5%	3%				
Year 2010 Origination	5%	6%	6%	5%	4%	2%
Year 2009 Origination	2%	2%	3%	4%	3%	3%
Year 2008 Origination	1%	1%	2%	2%	2%	2%
Year 2007 Origination	18%	18%	16%	15%	14%	17%
Year 2006 Origination	63%	64%	68%	68%	68%	66%
Year 2005 Origination	5%	5%	6%	6%	9%	10%
Year 2004 Origination and Earlier	0%	0%	0%	0%	0%	0%
State						
TX	37%	36%	35%	35%	35%	34%
MS	12%	12%	12%	12%	12%	12%
AL	6%	7%	6%	6%	7%	7%
LA	7%	7%	7%	7%	7%	7%
FL	8%	8%	8%	8%	8%	8%
SC	7%	7%	7%	7%	7%	7%
Other States	22%	23%	23%	23%	23%	24%
Current Delinquency Status						
Current	95%	94%	94%	94%	94%	93%
30	1%	1%	2%	1%	1%	1%
60	1%	0%	0%	1%	1%	0%
90	0%	0%	1%	1%	0%	0%
120+	3%	4%	3%	4%	3%	4%
Loan Status						
Active	89%	88%	89%	88%	88%	88%
Bankruptcy	7%	7%	8%	8%	8%	8%
Foreclosure	3%	4%	3%	4%	4%	4%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	107	110	138	126	129	151
$	10,823,067	9,894,330	11,058,758	9,999,416	10,156,674	11,991,712
0-3 months	31%	14%	27%	27%	24%	18%
4-6 months	8%	15%	14%	11%	9%	17%
7-9 months	10%	15%	8%	9%	15%	11%
10-12 months	16%	10%	8%	12%	12%	13%
over 12 months	35%	46%	43%	41%	40%	41%
Weighted Average Original LTV	88%	88%	88%	87%	87%	87%
Original LTV 0-70	4%	4%	4%	4%	4%	5%
Original LTV 70.01 - 80	9%	9%	9%	9%	9%	9%
Original LTV 80.01 - 90	43%	44%	45%	49%	48%	49%
Original LTV 90.01 - 100	44%	43%	42%	37%	38%	37%
Weighted Average FICO	583	587	587	587	583	583
FICO <=600	56%	57%	56%	56%	59%	58%
FICO 601 - 640	14%	13%	13%	14%	13%	13%
FICO 641 - 680	9%	10%	9%	9%	7%	7%
FICO 681 - 720	5%	4%	5%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	3%	4%	3%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	2%	2%	2%	2%	1%	1%
Unknown	9%	9%	10%	10%	9%	9%
New Sale/Resale Customer						
New Sale	86%	87%	89%	90%	91%	93%
Resale	14%	13%	11%	10%	9%	7%

Walter INVESTMENT MANAGEMENT CORP.

	2011 Q2	2011 Q1	2010 Q4
Principal Value	308,242,344	313,820,459	318,739,681
Security Type			
ARM	473,394	657,866	659,248
Fixed	307,768,950	313,162,592	318,080,433
Total	308,242,344	313,820,459	318,739,681
Underlying Loan Characteristics			
Number of Loans	3,257	3,304	3,347
Total Principal Balance	308,242,344	313,820,459	318,739,681
Average Loan Size	94,640	94,982	95,231
Year 2011 Origination	1%	0%	
Year 2010 Origination	6%	6%	6%
Year 2009 Origination	5%	5%	4%
Year 2008 Origination	36%	36%	30%
Year 2007 Origination	48%	48%	56%
Year 2006 Origination	2%	2%	2%
Year 2005 Origination	0%	0%	0%
Year 2004 Origination and Earlier	2%	2%	2%
State			
TX	35%	35%	35%
MS	13%	13%	13%
AL	10%	10%	10%
LA	8%	8%	8%
FL	9%	9%	9%
SC	7%	7%	6%
Other States	18%	18%	18%
Current Delinquency Status			
Current	94%	95%	96%
30	2%	1%	1%
60	1%	1%	1%
90	1%	1%	1%
120+	2%	2%	1%
Loan Status			
Active	89%	89%	91%
Bankruptcy	8%	8%	7%
Foreclosure	3%	3%	2%
Litigation	0%	0%	0%
Total Fire Loss	0%	0%	0%
Real Estate Owned			
# of Accounts	49	23	6
$	4,613,729	1,925,408	423,580
0-3 months	74%	83%	100%
4-6 months	26%	17%	0%
7-9 months	0%	0%	0%
10-12 months	0%	0%	0%
over 12 months	0%	0%	0%
Weighted Average Original LTV	89%	89%	89%
Original LTV: 0-70	4%	4%	4%
Original LTV: 70.01 - 80	6%	7%	7%
Original LTV: 80.01 - 90	39%	39%	39%
Original LTV: 90.01 - 100	50%	50%	50%
Weighted Average FICO	579	574	574
FICO: <=600	60%	62%	61%
FICO: 601 - 640	13%	13%	13%
FICO: 641 - 680	9%	8%	8%
FICO: 681 - 720	4%	4%	4%
FICO: 721 - 760	3%	3%	2%
FICO: 761 - 800	2%	2%	2%
FICO: >=801	1%	1%	1%
Unknown	8%	8%	8%
New Sale/Resale Customer			
New Sale	88%	88%	88%
Resale	12%	12%	12%

	2011 Q2
Principal Value	182,724,684
Security Type	
ARM	19,912,734
Fixed	162,811,950
Total	182,724,684
Underlying Loan Characteristics	
Number of Loans	2,197
Total Principal Balance	182,724,684
Average Loan Size	83,170
Year 2011 Origination	9%
Year 2010 Origination	0%
Year 2009 Origination	4%
Year 2008 Origination	14%
Year 2007 Origination	40%
Year 2006 Origination	13%
Year 2005 Origination	3%
Year 2004 Origination and Earlier	8%
State	
TX	33%
MS	3%
AL	3%
LA	3%
FL	18%
SC	3%
Other States	37%
Current Delinquency Status	
Current	89%
30	2%
60	2%
90	1%
120+	6%
Loan Status	
Active	89%
Bankruptcy	4%
Foreclosure	7%
Litigation	0%
Total Fire Loss	0%
Real Estate Owned	
# of Accounts	17
$	1,201,891
0-3 months	100%
4-6 months	0%
7-9 months	0%
10-12 months	0%
over 12 months	0%
Weighted Average Original LTV	87%
Original LTV: 0-70	3%
Original LTV: 70.01 - 80	7%
Original LTV: 80.01 - 90	78%
Original LTV: 90.01 - 100	13%
Weighted Average FICO	581
FICO: <=600	53%
FICO: 601 - 640	13%
FICO: 641 - 680	9%
FICO: 681 - 720	6%
FICO: 721 - 760	2%
FICO: 761 - 800	0%
FICO: >=801	0%
Unknown	16%
New Sale/Resale Customer	
New Sale	91%
Resale	9%

Walter INVESTMENT MANAGEMENT CORP.

Securitization Triggers

Securitization Triggers	Trust Agreement Date	Delinquency Trigger	June 30, 2011 Delinquency	June 30, 2010 Delinquency	Loss Trigger	June 30, 2011 Losses	June 30, 2010 Losses	Trust Cash Releases ($ in millions) QTD	YTD
Trust IV	March 1, 1995	N/A			10.00%	4.27%	4.22%	$ 1.0	$ 1.4
Trust VI	March 1, 1997	8.00%	1.78%		8.00%	5.04%	4.99%	0.9	1.0
Trust VII	November 19, 1998	8.50%	1.88%	1.80%	1.50%	-0.07%	1.18%	1.2	2.3
Trust VIII	April 12, 2000	8.50%	1.37%	1.21%	1.50%	0.85%	0.91%	0.9	1.5
Trust X	October 31, 2001	8.00%	2.53%	1.81%	8.00%	6.88%	6.72%	0.9	2.9
Trust XI	June 26, 2003	8.75%	2.72%	1.91%	7.25%	5.15%	4.59%	0.8	1.6
Trust 2004-1	July 13, 2004	8.00%	4.40%	2.33%	5.50%	2.67%	2.32%	0.8	1.7
Trust 2005-1	November 22, 2005	8.00%	6.77%	4.78%	4.75%	2.76%	2.21%	0.4	1.0
Trust 2006-1	October 27, 2006	8.00%	10.42%	7.66%	5.25%	4.67%	3.14%	-	-
Trust 2010-1	November 30, 2010	10.50%	5.34%	11.44%	5.50%	0.04%	N/A	3.3	6.9
Trust 2011-1	June 13, 2011	N/A			N/A			-	-
Unencumbered								2.6	5.7
Total								$ 12.8	$ 26.0

Note: The trust cash releases noted above represent the cash flows of the beneficial interest of each Trust as well as the unencumbered portfolio which excludes servicing fees earned by the Company. Please refer to indenture and all other securitization documents for further details on covenants and servicer requirements.

Walter INVESTMENT MANAGEMENT CORP.